                                                                    Exhibit 10.3


                                  GARMIN LTD.

                         EMPLOYEE STOCK PURCHASE PLAN

                               TABLE OF CONTENTS
                               -----------------

                                                                                        Page
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
I.    Purpose and Effective Date......................................................   1
II.   Definitions.....................................................................   1
III.  Administration..................................................................   3
IV.   Number of Shares................................................................   4
V.    Eligibility Requirements........................................................   5
VI.   Enrollment......................................................................   5
VII.  Grant of Options on Enrollment..................................................   6
VIII. Payroll Deductions..............................................................   6
IX.   Purchase of Shares..............................................................   7
X.    Withdrawal From the Plan; Termination of Employment; Leave of Absence; Death....   9
XI.   Miscellaneous...................................................................  10

                                  GARMIN LTD.
                         EMPLOYEE STOCK PURCHASE PLAN


                         I. Purpose and Effective Date
                            --------------------------

     1.1 The purpose of the Garmin Ltd. Employee Stock Purchase Plan is to provide an opportunity for eligible employees to acquire a proprietary interest in Garmin Ltd. through accumulated payroll deductions. It is the intent of the Company to have the Plan qualify as an "employee stock purchase plan" under
Section 423 of the Code. The provisions of the Plan shall be construed to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

     1.2 The Plan shall be effective on the Effective Date stated below, subject to the approval of the Company's stockholders within one year before or one year after the date the Plan is approved by the Board of Directors of the Company. No option shall be granted under the Plan after the date as of which the Plan is terminated by the Board in accordance with Section 11.7 of the Plan.

                                II. Definitions
                                    -----------

     The following words and phrases, when used in this Plan, unless their context clearly indicates otherwise, shall have the following respective meanings:

     2.1  "Account" means a recordkeeping account maintained for a Participant
           -------
to which payroll deductions are credited in accordance with Article VIII of the Plan.

     2.2  "Administrator" means the persons or committee appointed under Section
           -------------
3.1 to administer the Plan.

     2.3  "Article" means an Article of this Plan.
           -------

     2.4  "Accumulation Period" means, as to the Company or a Participating
           -------------------
Subsidiary: (a) the period commencing on the Effective Date and ending on December 31, 2001; and (b) thereafter a period of 12 calendar months commencing on each successive January 1 and ending on December 31, or such other period not in excess of 12 months as the Administrator may specify from time to time. The Administrator may modify or suspend Accumulation Periods at any time and from time to time.

     2.5  "Base Earnings" means base salary and wages payable by the Company or
           -------------
a Participating Subsidiary to an Eligible Employee, prior to pre-tax deductions for contributions to qualified or non-qualified (under the Code) benefit plans or arrangements, and excluding bonuses, incentives and overtime pay but including commissions.

     2.6  "Board" means the Board of Directors of the Company.
           -----

     2.7  "Code" means the Internal Revenue Code of 1986, as amended.
           ----

     2.8  "Company" means Garmin Ltd., a Cayman Islands corporation.
           -------

     2.9  "Cut-Off Date" means the date established by the Administrator from
           ------------
time to time by which enrollment forms must be received with respect to an Accumulation Period.

     2.10 "Effective Date" means the IPO Date.
           --------------

     2.11 "Eligible Employee" means an Employee eligible to participate in the
           -----------------
Plan in accordance with Article V.

     2.12 "Employee" means an individual who performs services for the Company
           --------
or a Participating Subsidiary pursuant to an employment relationship described in Treasury Regulations Section 31.3401(c)-1 or any successor provision.

     2.13 "Enrollment Date" means the Effective Date, and thereafter the first
           ---------------
Trading Day of an Accumulation Period beginning after January 1, 2000.

     2.14 "Exchange Act" means the Securities Exchange Act of 1934.
           ------------

     2.15 "Fair Market Value" means, as of any applicable date:
           -----------------

          (a) if the security is listed on the National Association of Securities Dealers Inc.'s NASDAQ National Market ("NASDAQ/NMS"), the closing price, regular way, of the security on such exchange or if no such reported sale of the security shall have occurred on such date, on the latest preceding date on which there was such a reported sale, or

          (b) if the security is not listed on the NASDAQ/NMS, but is listed on the New York Stock Exchange, the closing price, regular way, of the security on such exchange, or if no such reported sale of the security shall have occurred on such date, on the latest preceding date on which there was such a reported sale, or

          (c) if the security is not listed on the New York Stock Exchange or NASDAQ/NMS, the closing price, regular way, on such other national exchange on which the security is listed and principally traded, or if no such reported sale of the security shall have occurred on such date, on the latest preceding date on which there was such a reported sale, or

          (d) if the security is not listed for trading on a national securities exchange or authorized for quotation on NASDAQ/NMS, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if no such prices shall have been so reported for such date, on the latest preceding date for which such prices were so reported, or

          (e) if the security is not listed for trading on a national securities exchange or is not authorized for quotation on NASDAQ/NMS or NASDAQ, the fair market value of the security as determined in good faith by the Board.

     Notwithstanding the above, for purposes of determining the number of Shares under Section 7.3 and purchase price under Section 9.4, Fair Market Value on the Effective Date shall mean the price to the public pursuant to the form of final prospectus used in connection with the IPO as indicated on the cover page of such prospectus, or otherwise.

     2.16 "IPO" means an initial public offering of Shares as contemplated in
           ---
the registration statement on form S-1 filed by the Company with the U.S. Securities and Exchange Commission on September 11, 2000.

     2.17 "IPO Date" means the effective date of the underwriting agreement
           --------
between the Company and the underwriters of the IPO.

     2.18 "Participant" means an Eligible Employee who has enrolled in the Plan
           -----------
pursuant to Article VI. A Participant shall remain a Participant until the applicable date set forth in Article X.

     2.19 "Participating Subsidiary" means a Subsidiary incorporated under the
           ------------------------
laws of any state in the United States, a territory of the United States, Puerto Rico, or the District of Columbia, or such foreign Subsidiary approved under
Section 3.3, which has adopted the Plan as a Participating Subsidiary by action of its board of directors and which has been designated by the Board in accordance with Section 3.3 as covered by the Plan, subject to the requirements of Section 423 of the Code except as noted in Section 3.3.

     2.20 "Plan" means the Garmin Ltd. Employee Stock Purchase Plan as set forth
           ----
herein and as from time to time amended.

     2.21 "Purchase Date" means the specific Trading Day during an Accumulation
           -------------
Period on which Shares are purchased under the Plan in accordance with Article
IX. For each Accumulation Period, the Purchase Date shall be the last Trading Day occurring in such Accumulation Period. The Administrator may, in its discretion, designate a different Purchase Date with respect to any Accumulation Period.

     2.22 "Section" means a section of this Plan, unless indicated otherwise.
           -------

     2.23 "Securities Act" means the Securities Act of 1933, as amended.
           --------------

     2.24 "Share" means a common share, $.01 par value, of Garmin Ltd.
           -----

     2.25 "Subsidiary" means any corporation in an unbroken chain of
           ----------
corporations beginning with the Company if, as of the applicable Enrollment Date, each of the corporations other than the last corporation in the chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     2.26 "Trading Day" means a day the national exchange on which the Shares
           -----------
are listed for trading or, if not so listed, a day the New York Stock Exchange is open for trading.

                              III. Administration
                                   --------------

     3.1 Subject to Section 11.7, the Plan shall be administered by the Board, or committee ("Committee") appointed by the Board. The Committee shall consist of at least one Board member, but may additionally consist of individuals who are not members of the Board. The Committee shall serve at the pleasure of the Board. If the Board does not so appoint a

Committee, the Board shall administer the Plan. Any references herein to "Administrator" are, except as the context requires otherwise, references to the Board or the Committee, as applicable.

     3.2 If appointed under Section 3.1, the Committee may select one of its members as chairman and may appoint a secretary. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable; provided, however, that all determinations of the Committee shall be made by a majority of its members.

     3.3 The Administrator shall have the power, in addition to the powers set forth elsewhere in the Plan, and subject to and within the limits of the express provisions of the Plan, to construe and interpret the Plan and options granted under it; to establish, amend and revoke rules and regulations for administration of the Plan; to determine all questions of policy and expediency that may arise in the administration of the Plan; to allocate and delegate such of its powers as it deems desirable to facilitate the administration and operation of the Plan; and, generally, to exercise such powers and perform such acts as it deems necessary or expedient to promote the best interests of the Company. The Administrator's determinations as to the interpretation and operation of this Plan shall be final and conclusive.

     The Board may designate from time to time which Subsidiaries of the Company shall be Participating Subsidiaries. Without amending the Plan, the Board may adopt special or different rules for the operation of the Plan which allow employees of any foreign Subsidiary to participate in the purposes of the Plan. In furtherance of such purposes, the Board may approve such modifications, procedures, rules or sub-plans as it deems necessary or desirable, including those deemed necessary or desirable to comply with any foreign laws or to realize tax benefits under foreign law. Any such different or special rules for employees of any foreign Subsidiary shall not be subject to Code Section 423 and for purposes of the Code shall be treated as separate and apart from the balance of the Plan.

     3.4 This Article III relating to the administration of the Plan may be amended by the Board from time to time as may be desirable to satisfy any requirements of or under the federal securities and/or other applicable laws of the United States, or to obtain any exemption under such laws.

                              IV. Number of Shares
                                  ----------------

     4.1 One million (1,000,000) Shares are reserved for sales and authorized for issuance pursuant to the Plan. Shares sold under the Plan may be newly-issued Shares, outstanding Shares reacquired in private transactions or open market purchases, or any combination of the foregoing. If any option granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such option shall again become available for the Plan.

     4.2 In the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, acquisition of property or shares, separation, asset spin-off, stock rights offering, liquidation or other similar change in the capital structure of the Company which occurs after the IPO Date, the Board shall make such adjustment, if any, as it deems appropriate in the number, kind and purchase price of the Shares available for purchase under the Plan. In the event that, at a time when options are outstanding hereunder, there occurs a dissolution or liquidation of the Company, except pursuant to a transaction to which Section 424(a) of the Code applies, each option to purchase Shares shall terminate, but the Participant holding such option shall have the right to exercise his or her option prior to such termination of the option upon the dissolution or liquidation. The Company reserves the right to reduce the number of Shares which Employees may purchase pursuant to their enrollment in the Plan.

                          V. Eligibility Requirements
                             ------------------------

     5.1 Except as provided in Section 5.2, each individual who is an Eligible Employee of the Company or a Participating Subsidiary on the applicable Cut-Off Date shall become eligible to participate in the Plan in accordance with Article VI as of the first Enrollment Date following the date the individual becomes an Employee of the Company or a Participating Subsidiary, provided that the individual remains an Eligible Employee on the first day of the Accumulation Period associated with such Enrollment Date. Participation in the Plan is entirely voluntary.

     5.2 Employees meeting any of the following restrictions are not eligible to participate in the Plan:

          (a) Employees who, immediately upon enrollment in the Plan or upon grant of an Option would own directly or indirectly, or hold options or rights to acquire, an aggregate of 5% or more of the total combined voting power or value of all outstanding shares of all classes of stock of the Company or any Subsidiary (and for purposes of this paragraph, the rules of Code Section 424(d) shall apply, and stock which the Employee may purchase under outstanding options shall be treated as stock owned by the Employee);

          (b) Employees who are customarily employed by the Company or a Participating Subsidiary for less than 20 hours per week; or

          (c) Employees who are customarily employed by the Company or a Participating Subsidiary for not more than five (5) months in any calendar year.

     5.3 The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and the options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                                 VI. Enrollment
                                     ----------

     6.1 Eligible Employees will be automatically enrolled in the Plan on the first day of each Accumulation Period. Any Eligible Employee may consent to enrollment in the Plan for an Accumulation Period by completing and signing an enrollment form (which authorizes payroll deductions during such Accumulation Period in accordance with Section 8.1) and submitting such enrollment form to the Company or the Participating Subsidiary on or before the Cut-Off Date specified by the Administrator. Payroll deductions pursuant to the enrollment form shall be effective as of the first payroll period with a pay day after the Enrollment Date for the

Accumulation Period to which the enrollment form relates, and shall continue in effect until the earliest of:

          (a) the end of the last payroll period with a payday in the Accumulation Period;

          (b) the date during the Accumulation Period as of which the Employee elects to cease his or her enrollment in accordance with Section 8.3; and

          (c) the date during the Accumulation Period as of which the Employee withdraws from the Plan or has a termination of employment in accordance with Article X.

     Notwithstanding anything in the Plan to the contrary, for the initial Accumulation Period the Administrator may upon notice to Eligible Employees give effect to payroll deductions as of a payroll period with a pay date after the Cut-Off Date for the Accumulation Period, with such deductions effective as to all or a portion of Base Earnings either payable or earned on or after the Effective Date.

                      VII. Grant of Options on Enrollment
                           ------------------------------

     7.1 The automatic enrollment by an Eligible Employee in the Plan as of an Enrollment Date will constitute the grant as of such Enrollment Date by the Company to such Participant of an option to purchase Shares from the Company pursuant to the Plan.

     7.2 An option granted to a Participant pursuant to this Plan shall expire, if not terminated earlier for any reason, on the earliest to occur of: (a) the end of the Purchase Date with respect to the Accumulation Period in which such option was granted; (b) the completion of the purchase of Shares under the option under Article IX; or (c) the date on which participation of such Participant in the Plan terminates for any reason.

     7.3 As of each Enrollment Date, each Participant shall automatically be granted an option to purchase, subject to the terms of the Plan, the number of whole Shares equal to the quotient of $25,000 divided by the Fair Market Value of a Share on the Enrollment Date.

     Notwithstanding any other provision of this Plan, no Employee may be granted an option which permits his or her rights to purchase Shares under the Plan and any other Code Section 423 employee stock purchase plan of the Company or any of its Subsidiaries or parent companies to accrue (when the option first becomes exercisable) at a rate which exceeds $25,000 of Fair Market Value of such Shares (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

                            VIII. Payroll Deductions
                                  ------------------

     8.1 An Employee who files an enrollment form pursuant to Article VI shall elect and authorize in such form to have deductions made from his or her pay on each payday he or she receives a paycheck during the Accumulation Period to which the enrollment form relates, and he or she shall designate in such form the percentage (in whole percentages) of Base Earnings to be deducted each payday during such Accumulation Period. The minimum an Employee may elect and authorize to have deducted is 1% of his or her Base Earnings paid per pay period in such Accumulation Period, and the maximum is 10% of his or her Base Earnings paid per pay period in such Accumulation Period (or such larger or smaller percentage as the Administrator may designate from time to time).

     8.2 Except as provided in the last paragraph of Section 6.1, deductions from a Participant's Base Earnings shall commence upon the first payday on or after the commencement of the Accumulation Period, and shall continue until the date on which such authorization ceases to be effective in accordance with
Article VI. The amount of each deduction made for a Participant shall be credited to the Participant's Account. All payroll deductions received or held by the Company or a Participating Subsidiary may be, but are not required to be, used by the Company or Participating Subsidiary for any corporate purpose, and the Company or Participating Subsidiary shall not be obligated to segregate such payroll deductions, but may do so at the discretion of the Board.

     8.3 As of the last day of any month during an Accumulation Period, a Participant may elect to cease (but not to increase or decrease) payroll deductions made on his or her behalf for the remainder of such Accumulation Period by filing the applicable election with the Company or Participating Subsidiary in such form and manner and at such time as may be permitted by the Administrator. A Participant who has ceased payroll deductions may have the amount which was credited to his or her Account prior to such cessation applied to the purchase of Shares as of the Purchase Date, in accordance with Section 9.1, and receive the balance of the Account with respect to which the enrollment is ceased, if any, in cash. A Participant who has ceased payroll deductions may also voluntarily withdraw from the Plan pursuant to Section 10.1. Any Participant who ceases payroll deductions for an Accumulation Period may re-enroll in the Plan on the next subsequent Enrollment Date following the cessation in accordance with the provisions of Article VI. A Participant who ceases to be employed by the Company or any Participating Subsidiary will cease to be a Participant in accordance with Section 10.2.

     8.4 A Participant may not make any separate or additional contributions to his Account under the Plan. Neither the Company nor any Participating Subsidiary shall make separate or additional contributions to any Participant's Account under the Plan.

                             IX. Purchase of Shares
                                 ------------------

     9.1 Subject to Section 9.2, any option held by the Participant which was granted under this Plan and which remains outstanding as of a Purchase Date shall be deemed to have been exercised on such Purchase Date for the purchase of the number of whole Shares which the funds accumulated in his or her Account as of the Purchase Date will purchase at the applicable purchase price (but not in excess of the number of Shares for which options have been granted to the Participant pursuant to Section 7.3). No Shares will be purchased on behalf of any Participant who fails to file an enrollment form authorizing payroll deductions for an Accumulation Period.

     9.2 A Participant who holds an outstanding option as of a Purchase Date shall not be deemed to have exercised such option if the Participant elected not to exercise the option by withdrawing from the Plan in accordance with Section 10.1.

     9.3 If, after a Participant's exercise of an option under Section 9.1, an amount remains credited to the Participant's Account as of a Purchase Date, then the remaining amount shall be distributed to the Participant in cash as soon as administratively practical after such Purchase Date.

     9.4 Except as otherwise set forth in this Section 9.4, the purchase price for each Share purchased under any option shall be 85% of the lower of:

          (a) the Fair Market Value of a Share on the Enrollment Date on which such option is granted; or

          (b) the Fair Market Value of a Share on the Purchase Date.

Notwithstanding the above, the Board may establish a different purchase price for each Share purchased under any option provided that such purchase price is determined at least thirty (30) days prior to the Accumulation Period for which it is applicable and provided that such purchase price may not be less than the purchase price set forth above.

     9.5 If Shares are purchased by a Participant pursuant to Section 9.1, then such Shares shall be held in non-certificated form at a bank or other appropriate institution selected by the Administrator until the earlier of the Participant's termination of employment or the time a Participant requests delivery of certificates representing such shares. If any law governing corporate or securities matters, or any applicable regulation of the Securities and Exchange Commission or other body having jurisdiction with respect to such matters, shall require that the Company or the Participant take any action in connection with the Shares being purchased under the option, delivery of the certificate or certificates for such Shares shall be postponed until the necessary action shall have been completed, which action shall be taken by the Company at its own expense, without unreasonable delay.

       Certificates delivered pursuant to this Section 9.5 shall be registered in the name of the Participant or, if the Participant so elects, in the names of the Participant and one or more such other persons as may be designated by the Participant in joint tenancy with rights of survivorship or in tenancy by the entireties or as spousal community property, or in such forms of trust as may be approved by the Administrator, to the extent permitted by law.

     9.6 In the case of Participants employed by a Participating Subsidiary, the Board may provide for Shares to be sold through the Subsidiary to such Participants, to the extent consistent with and governed by Section 423 of the Code.

     9.7 If the total number of Shares for which an option is exercised on any Purchase Date in accordance with this Article IX, when aggregated with all Shares previously granted under this Plan, exceeds the maximum number of Shares reserved in Section 4.1, the Administrator shall make a pro rata allocation of the Shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of the cash amount credited to the Account of each Participant under the Plan shall be returned to him or her as promptly as administratively practical.

     9.8 If a Participant or former Participant sells, transfers, or otherwise makes a disposition of Shares purchased pursuant to an option granted under the Plan within two years after the date such option is granted or within one year after the Purchase Date to which such option relates, or if the Participant or former Participant otherwise has a taxable event relating to Shares purchased under the Plan, and if such Participant or former Participant is subject to U.S. federal income tax, then such Participant or former Participant shall notify the Company or Participating Subsidiary in writing of any such sale, transfer or other disposition within 10 days of the consummation of such sale, transfer or other disposition, and shall remit to the Company or Participating Subsidiary or authorize the Company or Participating Subsidiary to withhold from other sources such amount as the Company may determine to be necessary to satisfy any federal, state or local tax withholding obligations of the Company or Participating Subsidiary. A Participant must reply to a written request, within 10 days of the receipt of such written request, from the Company, Participating Subsidiary, or Administrator regarding whether such a sale, transfer or other disposition has occurred.

     The Administrator may from time to time establish rules and procedures (including but not limited to postponing delivery of Shares until the earlier of the expiration of the two-year or one-year period or the disposition of such Shares by the Participant) to cause the withholding requirements to be satisfied.

     X.  Withdrawal From the Plan; Termination of Employment; Leave of Absence;
         ----------------------------------------------------------------------
Death
-----

     10.1 Withdrawal from the Plan.  A Participant may withdraw from the Plan
          ------------------------
in full (but not in part) during any Accumulation Period by delivering a notice of withdrawal to the Company (in a manner prescribed by the Administrator) at any time up to the December 1 immediately preceding the Purchase Date for such Accumulation Period, or at such shorter time in advance of the Purchase Date as the Administrator may permit. If notice of withdrawal is timely received, all funds then accumulated in the Participant's Account shall not be used to purchase Shares, but shall instead be distributed to the Participant as soon as administratively practical, and the Participant's payroll deductions shall cease as soon as administratively practical. An Employee who has withdrawn during an Accumulation Period may not return funds to the Company or a Participating Subsidiary during the same Accumulation Period and require the Company or Participating Subsidiary to apply those funds to the purchase of Shares, nor may such Participant's payroll deductions continue, in accordance with Article VI. Any Eligible Employee who has withdrawn from the Plan may, however, re-enroll in the Plan on the next subsequent Enrollment Date following withdrawal in accordance with the provisions of Article VI.

     10.2 Termination of Employment.  Participation in the Plan terminates
          -------------------------
immediately when a Participant ceases to be employed by the Company or any Participating Subsidiary for any reason whatsoever, including but not limited to termination of employment, whether voluntary or involuntary, or on account of disability, or retirement, but not including death, or if the participating Subsidiary employing the Participant ceases for any reason to be a Participating Subsidiary. Participation in the Plan also terminates immediately when a Participant ceases to be an Eligible Employee under Article V or withdraws from the Plan. Upon termination of participation such terminated Participant's outstanding options shall thereupon terminate. As soon as administratively practical after termination of participation, the Company shall pay to the Participant or legal representative all amounts accumulated in the Participant's Account and held by the Company at the time of termination of participation, and any Participating Subsidiary shall pay to the Participant or legal representative all amounts accumulated in the Participant's Account and held by the Participating Subsidiary at the time of termination of participation.

     10.3 Leave of Absence. If a Participant takes a leave of absence without
          ----------------
terminating employment, such Participant will be deemed to have discontinued contributions to the Plan in accordance with Section 8.3, but will remain a Participant in the Plan through the balance of the Accumulation Period in which his or her leave of absence begins, so long as such leave of absence does not exceed 90 days. If a Participant takes a leave of absence without terminating employment, such Participant will be deemed to have withdrawn from the Plan in accordance with Section 10.1 if such leave of absence exceeds 90 days.

     10.4 Death. As soon as administratively feasible after the death of a
          -----
Participant, amounts accumulated in his or her Account shall be paid in cash to the beneficiary or beneficiaries designated by the Participant on a beneficiary designation form approved by the Board, but if the Participant does not make an effective beneficiary designation then such amounts shall be paid in cash to the Participant's spouse if the Participant has a spouse, or, if the Participant does not have a spouse, to the executor, administrator or other legal representative of the Participant's estate. Such payment shall relieve the Company and the Participating Subsidiary of further liability with respect to the Plan on account of the deceased Participant. If more than one beneficiary is designated, each beneficiary shall receive an equal portion of the Account unless the Participant has given express contrary instructions. None of the Participant's beneficiary, spouse, executor, administrator or other legal representative of the Participant's estate shall, prior to the death of the Participant by whom he has been designated, acquire any interest in the amounts credited to the Participant's Account under the Plan.

                               XI. Miscellaneous
                                   -------------

     11.1 Interest. Interest or earnings will not be paid on any Employee
          --------
Accounts.

     11.2 Restrictions on Transfer. The rights of a Participant under the Plan
          ------------------------
shall not be assignable or transferable by such Participant, and an option granted under the Plan may not be exercised during a Participant's lifetime other than by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan in accordance with Section 10.1.

     11.3 Administrative Assistance. If the Administrator in its discretion so
          -------------------------
elects, it may retain a brokerage firm, bank, other financial institution or other appropriate agent to assist in the purchase of Shares, delivery of reports or other administrative aspects of the Plan. If the Administrator so elects, each Participant shall (unless prohibited by applicable law) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution. Shares purchased by a Participant under the Plan shall be held in the account in the Participant's name, or if the Participant so indicates in the enrollment form, in the Participant's name together with the name of one or more other persons in joint tenancy with right of survivorship or in tenancy by the entireties or as spousal community property, or in such forms of trust as may be approved by the Administrator, to the extent permitted by law.

     11.4 Costs. All costs and expenses incurred in administering the Plan shall
          -----
be paid by the Company or Participating Subsidiaries, including any brokerage fees on the purchased Shares; excepting that any stamp duties, transfer taxes, fees to issue stock certificates, and any brokerage fees on the sale price applicable to participation in the Plan after the initial purchase of the Shares on the Purchase Date shall be charged to the Account or brokerage account of such Participant.

     11.5  Equal Rights and Privileges. All Eligible Employees shall have equal
           ---------------------------
rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Notwithstanding the express terms of the Plan, any provision of the Plan which is inconsistent with
Section 423 or any successor provision of the Code shall without further act or amendment by the Company or the Board be reformed to comply with the requirements of Code Section 423. This Section 11.5 shall take precedence over all other provisions in the Plan.

     11.6  Applicable Law. The Plan shall be governed by the substantive laws
           --------------
(excluding the conflict of laws rules) of the State of Kansas.

     11.7  Amendment and Termination. The Board may amend, alter or terminate
           -------------------------
the Plan at any time; provided, however, that no amendment which would amend or modify the Plan in a manner requiring stockholder approval under Code Section 423 or the requirements of any securities exchange on which the Shares are traded shall be effective unless, within one year after it is adopted by the Board, it is approved by the holders of a majority of the voting power of the Company's outstanding shares. In addition, the Board (if appointed under Section 3.1) may amend the Plan as provided in Section 3.3, subject to the conditions set forth therein and in this Section 11.7.

     If the Plan is terminated, the Board may elect to terminate all outstanding options either prior to their expiration or upon completion of the purchase of Shares on the next Purchase Date, or may elect to permit options to expire in accordance with the terms of this Plan (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds accumulated in Participants' Accounts as of the date the options are terminated shall be returned to the Participants as soon as administratively feasible.

     11.8  No Right of Employment. Neither the grant nor the exercise of any
           ----------------------
rights to purchase Shares under this Plan nor anything in this Plan shall impose upon the Company or Participating Subsidiary any obligation to employ or continue to employ any employee. The right of the Company or Participating Subsidiary to terminate any employee shall not be diminished or affected because any rights to purchase Shares have been granted to such employee.

     11.9  Requirements of Law. The Company shall not be required to sell,
           -------------------
issue, or deliver any Shares under this Plan if such sale, issuance, or delivery might constitute a violation by the Company or the Participant of any provision of law. Unless a registration statement under the Securities Act is in effect with respect to the Shares proposed to be delivered under the Plan, the Company shall not be required to issue such Shares if, in the opinion of the Company or its counsel, such issuance would violate the Securities Act. Regardless of whether such Shares have been registered under the Securities Act or registered or qualified under the securities laws of any state, the Company may impose restrictions upon the hypothecation or further sale or transfer of such shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company or its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law or are otherwise in the best interests of the Company. Any determination by the Company or its counsel in connection with any of the foregoing shall be final and binding on all parties.

     If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares issued under the Plan is no longer required in order to comply with applicable securities or other laws, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing a like number of shares lacking such legend.

     The Company may, but shall not be obligated to, register or qualify any securities covered by the Plan. The Company shall not be obligated to take any other affirmative action in order to cause the grant or exercise of any right or the issuance, sale, or deliver of Shares pursuant to the exercise of any right to comply with any law.

     11.10 Gender. When used herein, masculine terms shall be deemed to include
           ------
the feminine, except when the context indicates to the contrary.

     11.11 Withholding of Taxes. The Company or Participating Subsidiary may
           --------------------
withhold from any purchase of Shares under this Plan or any sale, transfer or other disposition thereof any local, state, federal or foreign taxes, employment taxes, or other taxes at such times and from such other amounts as it deems appropriate. The Company or Participating Subsidiary may require the Participant to remit an amount in cash sufficient to satisfy any required withholding amounts to the Company or Participating Subsidiary, as the case may be.

     Executed this 30th day of October, 2000.


                              GARMIN LTD.



                              By: /s/ Min H. Kao
                                  ------------------------
                                  Min H. Kao
                                  Co-Chairman and Co-CEO

                                  GARMIN LTD.
                         EMPLOYEE STOCK PURCHASE PLAN

              ADDENDUM FOR GARMIN (EUROPE) LTD. - UNITED KINGDOM


     This Addendum to the Garmin Ltd. Employee Stock Purchase Plan (the "Plan") applies solely with respect to Garmin (Europe) Ltd. as a Participating Subsidiary in the Plan. To the extent the provisions of this Addendum are inconsistent with the provisions of the Plan, the provisions of this Addendum shall be deemed to constitute an amendment to the Plan solely as it applies to Garmin (Europe) Ltd. and its employees.

     The provisions of this Addendum are as follows:

     1. Eligibility to Participate. The exclusion provided in Section 5.2(b) shall not apply.

     2. Exchange Rate. The amounts held in a Participant's account shall be converted from the British pound to United States dollars for the purpose of purchasing Common Stock pursuant to the exchange rate published in the Wall Street Journal on the Purchase Date.